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                                                         SEC File No. 333-61831

                          Filed Pursuant to Rule 497(h)



                             PROSPECTUS SUPPLEMENT
                       (TO PROSPECTUS DATED JULY 1, 2004)

                              ING PRIME RATE TRUST

                    13,804.616 SHARES OF BENEFICIAL INTEREST

                               __________________



     On December 16, 2004, ING Prime Rate Trust (the "Trust") sold 13,804.616 shares of beneficial interest of the Trust through the Trust's Shareholder Investment Program pursuant to a Distribution Agreement with ING Funds Distributor, LLC ("IFD") at a sales price of $7.408 per share.

     Gross Proceeds.................................. $   102,264.59
     Commission to IFD............................... $         0.00
     Net Proceeds to Trust........................... $   102,264.59

On December 15, 2004, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $7.53.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               __________________


          The Date of this Prospectus Supplement is December 21, 2004.